AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT  to the Registration Rights Agreement (the “Agreement”) entered into as of March 29, 2007 by and among EMERITUS CORPORATION, a Washington corporation (the “Company”), AP SUMMERVILLE, LLC, a Delaware limited liability company (“AP Summerville”), AP SUMMERVILLE II, LLC, a Delaware limited liability company (“AP Summerville II”), APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership (“AREIF III”), and APOLLO REAL ESTATE INVESTMENT FUND IV, L.P., a Delaware limited partnership (“AREIF IV”, and together with AP Summerville, AP Summerville II and AREIF III, the “Apollo Holders”); Granger Cobb; Daniel R. Baty (“Baty”), CATALINA GENERAL PARTNERSHIP, L.P., a Washington limited partnership (“Catalina”), COLUMBIA SELECT, L.P., a Washington limited partnership (“Columbia”), and B.F., LIMITED PARTNERSHIP, a Washington limited partnership (“B.F.”, and together with Baty, Catalina and Columbia, the “Baty Holders”); and SARATOGA PARTNERS IV, L.P., a Delaware limited partnership, SARATOGA COINVESTMENT IV, LLC, a Delaware limited liability company, and SARATOGA MANAGEMENT COMPANY, LLC, a Delaware limited liability company (the “Saratoga Holders”), is made an entered into as of March 31, 2010 by and among the Company, the Apollo Holders, the Baty Holders, the Saratoga Holders and Granger Cobb (the “Amendment”).

RECITALS:

A. Pursuant to Section 6.2 of the Agreement, the provisions of the Agreement may be amended, modified or waived with (and only with) the written consent of the Company and a majority in interest of each Major Shareholder Group (as defined in the Agreement).

B. The purpose of this Amendment is to extend the term for which the Company is obligated to maintain the effectiveness of the Registrable Securities on a shelf registration statement under Section 2.1.1 of the Agreement from April 1, 2010 to April 1, 2012.

AGREEMENTS:

In consideration of the above recitals, the parties agree as follows:

1. Amendment Authorizing an Extension of the Company’s Obligation to Maintain the Effectiveness of the Initial Shelf Registration Statement.  Section 2.1.1 of the Agreement is hereby amended and restated in its entirety to reflect the following language:

“2.1.1  The Company shall cause to be filed with the Commission on or prior to January 1, 2008 (or such later date as a majority in interest of the Apollo Electing Holders may agree), a shelf registration statement (the “Initial Shelf Registration Statement”) pursuant to

Rule 415 under the Securities Act (the “Initial Shelf Registration”) on Form S-3 to cover resales by the Apollo Electing Holders (as defined below) of Registrable Securities held by them at the time of the filing of the Initial Shelf Registration Statement (the “Apollo Initial Shelf Shares”) and resales by the Saratoga Holders of up to the number of Saratoga Initial Shelf Shares determined under Section 2.1.2. “Apollo Electing Holders” means AP Summerville, AREIF III and/or the limited partners of AREIF III. The Company shall use its commercially reasonable best efforts to cause such Initial Shelf Registration Statement to be declared effective by the Commission on or prior to April 1, 2008 (or such later date as a majority in interest of the Apollo Electing Holders may agree). The Company shall, subject to Section 2.1.5, use its commercially reasonable best efforts to keep the Initial Shelf Registration Statement continuously effective until the earlier of (1) the sale of all Registrable Securities registered under the Initial Shelf Registration; (2) when all of the Registrable Securities covered by the Initial Shelf Registration Statement may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise and (3) April 1, 2012, which date shall be extended by the aggregate number of days of any suspensions by the Company under Section 2.1.5 (such period being referred to herein as the “Effectiveness Period”).”

2. Effect of Amendment.  Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

3. Governing Law.  This Amendment shall be governed by the laws of the State of Washington.

4. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers or representatives as of the date first written above.

EMERITUS CORPORATION

                                                                 By           /s/ DANIEL R. BATY
Name:           Daniel R. Baty
Title:           Chairman and Co-Chief Executive Officer

AP SUMMERVILLE, LLC

By:           KRONUS PROPERTY III, INC.
its Manager

By:           /s/ STUART KOENIG
Name:           Stuart Koenig
                                                                 Title:           Vice President, Chief Financial Officer

                                                                 AP SUMMERVILLE II, LLC

                                                                 By:           KRONUS PROPERTY IV, INC.
                                                                            its Manager

By:           /s/ STUART KOENIG
Name:           Stuart Koenig
                                                                 Title:           Vice President, Chief Financial Officer

APOLLO REAL ESTATE INVESTMENTFUND III, L.P.

By:           APOLLO REAL ESTATE ADVISORS
III, L.P., its General Partner

By:           APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC., its General Partner

By:           /s/ STUART KOENIG
Name:           Stuart Koenig
                                                                 Title:           Vice President, Chief Financial Officer

APOLLO REAL ESTATE INVESTMENT
FUND IV, L.P.

By:           APOLLO REAL ESTATE ADVISORS
IV, L.P., its General Partner

By:           APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC., its General Partner

By:           /s/ STUART KOENIG
Name:           Stuart Koenig
                                                                 Title:           Vice President, Chief Financial Officer

CATALINA GENERAL PARTNERSHIP, L.P.

By:           B.F., LIMITED PARTNERSHIP,
its General Partner

By:           COLUMBIA PACIFIC GROUP, INC.,
its General Partner

By:           /s/ DANIEL R. BATY
Name:           Daniel R. Baty
                                                                 Title:           President

COLUMBIA SELECT, L.P.

By:           B.F., LIMITED PARTNERSHIP,
its General Partner

By:           COLUMBIA PACIFIC GROUP, INC.,
its General Partner

By:           /s/ DANIEL R. BATY
Name:           Daniel R. Baty
                                                                 Title:           President

B.F., LIMITED PARTNERSHIP

By:           Columbia Pacific Group, Inc.,
its General Partner

By:           /s/ DANIEL R. BATY
Name:           Daniel R. Baty
                                                                 Title:           President

SARATOGA PARTNERS IV, L.P.

By:           SARATOGA ASSOCIATES IV LLC,
 its General Partner

By:           SARATOGA MANAGEMENT
COMPANY LLC, as Manager

By:           /s/ RICHARD A. PETROCELLI
Name:           Richard A. Petrocelli.
                                                                 Title:           Member

                                                                 SARATOGA COINVESTMENT IV LLC

By:           SARATOGA MANAGEMENT
COMPANY, LLC, its Managing Member

By:           /s/ RICHARD A. PETROCELLI
Name:           Richard A. Petrocelli.
                                                                 Title:           Member

SARATOGA MANAGEMENT COMPANY, LLC

By:           /s/ RICHARD A. PETROCELLI
Name:           Richard A. Petrocelli.
                                                                 Title:           Member

GRANGER COBB

By:           /s/ GRANGER COBB
Name:           Granger Cobb